Exhibit 10.44


                      STOCK PURCHASE AND VESTING AGREEMENT
                      ------------------------------------



           THIS STOCK PURCHASE AND VESTING AGREEMENT is made this 21st day of March, 2002, by and between Spine Wave, Inc., a Delaware corporation (the "Company"), and Protein Polymer Technologies, Inc., a Delaware corporation ("Purchaser").

           NOW THEREFORE, IT IS HEREBY AGREED:

           1. Sale of Stock. Subject to the terms hereof, the Company shall sell to Purchaser and Purchaser shall purchase from the Company Four Hundred Thousand (400,000) shares of common stock of the Company (the "Stock"). The sale and purchase shall occur at the offices of the Company on the date set forth above or at such other place and time as the parties may agree (the "Closing").

           2. Consideration. In exchange for and as full consideration for the Stock, the Purchaser shall (i) enter into that certain Amendment No. 1 to the Supply and Services Agreement dated April 12, 2001 attached hereto as Exhibit A (the "Amendment"), (ii) have entered into and delivered to the Company that certain Certificate of Acknowledgement of Termination by and among the Company, Purchaser and Windamere Venture Partners, LLC terminating that certain Voting Agreement dated April 12, 2001, attached hereto as Exhibit B (the "Certificate of Termination"), (iii) have entered into and delivered to the Company that certain Letter Agreement attached hereto as Exhibit C (the "Letter Agreement") and (iv) have previously voted all of the shares of the Company's capital stock beneficially held by Purchaser in favor of (A) the Company's merger with VERTx, Inc. (the "Merger") and (B) the Company's sale and issuance of shares of the Company's Series A Preferred Stock (the "Series A Financing") to certain investors immediately thereafter and (C) any matter that could reasonably be expected to facilitate the Merger and Series A Financing as well as delivered to the Company or its representatives written evidence thereof. In addition, Purchaser shall deliver two (2) duly executed blank Assignments Separate from Certificate in the form attached hereto as Exhibit D, which Assignments Separate from Certificate shall only be used in connection with the exercise of the Company's Repurchase Option as set forth in Section 5 below. The Company and the Purchaser agree that the fair market value of each share of Stock as of the date of this Agreement equals $0.05 per share (the "Purchase Price").

           3. Issuance of Stock. Upon the execution and delivery of the Amendment, Certificate of Termination and Letter Agreement by the Purchaser and contingent upon the Company's verification of Purchaser's vote in favor of the approval of the Merger and the Series A Financing, the Company shall issue a duly executed certificate evidencing the Stock in the name of Purchaser and provide Purchaser with a copy of such certificate. The original of such certificate shall be held in escrow by the Company until the expiration of the Repurchase Option (as defined below); provided however, upon Purchaser's request, Company shall release to Purchaser a certificate representing that number of shares of the Stock which, as of the date of such request, are no longer subject to the Repurchase Option.

           4. Repurchase Option. The Stock shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Option"). The Company shall have the right to purchase Unvested Shares (as defined below) from the Purchaser at the Purchase Price as follows.

              a. All of the Stock shall initially be considered "Unvested Shares" subject to the Repurchase Option.

              b. The Repurchase Option shall lapse with respect to such portion of the Stock upon the attainment by Purchaser of each of the performance milestones as set forth on Exhibit E attached hereto (the "Milestones").

              c. The Repurchase Option shall also terminate and cease to be exercisable with respect to any and all Unvested Shares in the event of (i) the consummation of a merger or consolidation of the Company ("Merger") with and into another corporation where the Company's stockholders of record immediately prior to such merger or consolidation hold less than fifty percent (50%) of the outstanding voting stock of the successor corporation, (ii) a sale or transfer of greater than fifty percent (50%) of the outstanding voting stock of the Company (other than as a result of a transaction or series of transactions the primary purpose of which is the raising of equity capital) (a "Sale") or (iii) the completion of a sale of all or substantially all of the Company's assets.

              d. The Repurchase Option shall be exercised by written notice signed by the President or Treasurer of the Company and delivered as provided in subparagraph 9(b) hereof. The Company shall pay for the shares of Stock it has elected to repurchase by delivery of a cashier's check or by wire transfer of immediately available funds in an aggregate amount equal to the Purchase Price multiplied by the number of shares of Stock being repurchased.


              e. Adjustments to Stock. If, from time to time during the term of the Repurchase Option, there is any change affecting the Company's outstanding common stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of Stock shall be immediately subject to the Repurchase Option and be included in the word "Stock" for all purposes of the Repurchase Option with the same force and effect as the shares of the Stock presently subject to the Repurchase Option, but only to the extent the Stock is, at the time, covered by such Repurchase Option. While the aggregate Purchase Price shall remain the same after each such event, the Purchase Price per share of Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

           5. Exercise of Repurchase Option. The Company shall have the right to exercise its Repurchase Option as follows:

              a. The Company shall have the right to exercise its Repurchase Option to repurchase any Unvested Shares covered by the First Milestone and the Second

Milestone (each as defined and set forth on Exhibit E) from Purchaser at the Purchase Price at any time on or after **.

              b. The Company shall have the right to exercise its Repurchase Option to repurchase any Unvested Shares covered by the Third Milestone (as defined and set forth on Exhibit E) from Purchaser at the Purchase Price at any time on or after **.

           6. Right of First Refusal. Stock subject to the Repurchase Option may not be transferred, except for transfers by operation of law or other involuntary transfer. Before any shares of Stock registered in the name of Purchaser, not subject to the Repurchase Option and not otherwise restricted by applicable federal and state securities laws may be sold or transferred
(excluding transfer by operation of law or other involuntary transfer) such shares shall first be offered to the Company in the following manner:

              a. The Purchaser or its transferee shall deliver a notice pursuant to subparagraph 10(b) ("Notice") to the principal business office of the Company stating (i) the bona fide intention to sell or transfer such shares, (ii) the number of such shares of Stock to be sold or transferred, (iii) the price and other terms, if any, for which Purchaser or its transferee proposes to sell or transfer such shares of Stock, and (iv) the name and address of the proposed purchaser or transferee, if any, and that such identified purchaser or transferee is committed to acquire the stated number of shares on the stated price and terms.

              b. The Company shall have the right at any time within ten (10) days of receipt of the Notice to purchase all of the shares to which the Notice refers at the price per share specified in the Notice. Said right shall be exercised by written notice signed by the President or any Vice President of the Company and delivered as provided in subparagraph 10(b) hereof, which notice shall specify the time, place and date for settlement of such purchase.

              c. In the event the Company does not, for any reason, exercise its right pursuant hereto, the Company may assign such right, provided such right shall not extend beyond such ten (10) day period. If exercised by the assignee pursuant hereto, the right to purchase shall be exercised by written notice signed by the exercising assignee and delivered as provided in subparagraph 10(b) hereof, which notice shall specify the time, place and date for settlement of such purchase. Purchaser shall sell the shares to the Company or such assignees within thirty (30) days after the date of the Notice.

              d. If all of the shares to which the Notice refers are not purchased, as provided in subparagraphs 6(b) or 6(c) above, the Purchaser may sell such shares to the person named in the Notice at the price and terms specified in the Notice, provided that such sale or transfer is consummated within seventy five (75) days of the date of the Notice to the Company, and provided further that any such sale is in accordance with all the terms and conditions hereof. If Purchaser does not consummate the sale or transfer within such seventy five (75) day period, the right provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer shall be effected without first offering the shares in accordance herewith.


**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.

              e. Notwithstanding the above, neither the Company nor the assignees of the Company shall have any right of first refusal under this
Section 6 at any time subsequent to the following: (i) the closing of a bona fide, firm commitment underwritten public offering of the common stock of the Company pursuant to a Registration Statement declared effective under the Act,
(ii) the first date on which the Stock is held of record by more than five hundred (500) persons (ii) a Merger or Sale, other than a Merger or Sale in which the consideration includes capital stock that is not registered under the Securities Act of 1933, as amended, and/or is not listed on a national securities exchange, unless the issuer is subject to a contractual obligation to register and list such stock within six months of such Merger or Sale. In addition, the Company's right of first refusal under this Section 6 shall not apply to the proposed sale or transfer by Purchaser of stock subject to this Agreement as part of the sale of all or substantially all of Purchaser's assets ("Sale of Assets") except in the event that the Sale of Assets is to a direct competitor of the Company or to such other entity which directly or indirectly controls a direct competitor of the Company and provided that in such circumstance, the time period set forth in subparagraph 6(d) above shall be 180 days.

           7. "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Purchaser shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for no more than (i) 180 days from the effective date of the first registration of the Company's securities, including securities to be sold on its behalf to the public in an underwritten offering and (ii) 90 days for the next two subsequent registration statement of the Company after the initial public offering; provided, however, that all executive officers, directors and two percent (2%) or greater stockholders of the Company must enter into similar lock-up agreements as well.

           In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to common stock held by Purchaser until the end of such period.

           8. Representations and Warranties of Purchaser.

              a. Due Authorization. Purchaser hereby represents and warrants to Company that it is duly authorized and empowered to enter into and perform this Agreement; and the execution and performance of this Agreement by Purchaser does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi-governmental body to which Purchaser is a party or by which Purchaser is bound.

              b. Investment Intent. This Agreement is made with Purchaser in reliance upon its representation to the Company, which by Purchaser's acceptance hereof confirms, that the Stock has been acquired by Purchaser for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any third person, with respect to any of the Stock.

              c. Restricted Securities. Purchaser understands that the Stock has not been registered under the Act, on the ground that the sale provided for in this Agreement is exempt from the registration requirements of the Act, and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

           Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, as amended, or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Act) under the Act is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. The Purchaser also acknowledges that Purchaser understands that any sale of the Stock that might be made by Purchaser in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule and that Purchaser may not be able to sell the Stock at the time or in the amount Purchaser so desires. Purchaser is familiar with Rule 144 and understands that the Stock constitutes "restricted securities" within the meaning of that Rule.

              d. Investment Experience. In connection with the investment representations made herein Purchaser represents that Purchaser is either an "Accredited Investor", as that term is defined in Rule 501 of Regulation D promulgated under the Act, or is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as Purchaser has requested and deems appropriate to its investment decision.

              e. Limitations on Disposition. Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock, unless and until (i) Purchaser shall have notified the Company of the proposed disposition, and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that such disposition will not require registration of such Stock under the Act or that appropriate action necessary for compliance with the Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this subparagraph. In addition, prior to any disposition of any of the Stock, the Company shall require the transferee or assignee to provide in writing investment representations and such transferee's or assignee's agreement to be bound by the market stand-off provisions hereof in a form acceptable to the Company.

              The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock after the issuance, and prior to the repurchase, thereof.

              f. Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legends:

              (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THEY MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

              (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK PURCHASE AND VESTING AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF WHICH INCLUDES A MARKET STAND-OFF AGREEMENT, A RIGHT OF REPURCHASE AND A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF SUCH AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

              (iii) Any legend required to be placed thereon by applicable state laws.

           9. Representations and Warranties of Company.

              a. Company hereby represents and warrants to Purchaser that it is duly authorized and empowered to enter into and perform this Agreement; and the execution and performance of this Agreement by the Company does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi governmental body to which the Company is a party or by which the Company is bound.

              b. To the best of its knowledge, all business and financial information that the Company has provided to Purchaser is accurate in all material respects; provided, however, that Purchaser acknowledges that the business and financial information provided by the Company to Purchaser includes certain statements and estimates provided by the Company and its representatives with respect to the historical, pro forma and anticipated performance of the Company or that of potential strategic partners. Such statements and estimates reflect various assumptions by the Company, which may or may not prove to be accurate, as well as the exercise of a substantial degree of judgement by the Company as to the scope and presentation of such information.

           10. Miscellaneous.

              a. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

              b. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile transmission if sent during normal business hours of the recipient; if not, then on the next business day, or (iii) for domestic addresses one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt and for international addresses three (3) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

              c. Governing Law, Assignment and Enforcement. This Agreement is governed by the internal law of California and shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, its successors and assigns. The prevailing party in any action to enforce this Agreement shall be entitled to attorneys' fees and costs. The parties agree that damages are not an adequate remedy for breach hereof and each party shall accordingly be entitled to specific performance of this Agreement.

              d. Entire Agreement; Amendments and Waivers. This Agreement and the related Amendment, Certificate of Termination and Letter Agreement, among Purchaser and Company, and all of even date herewith (and any agreements, exhibits or schedules referenced therein), constitute the entire agreement and understanding between the parties with respect to the subject matter contained herein, and there are no promises, representations, conditions, provisions or terms related thereto other than as set forth in this Agreement and the related Amendment, Certificate of Termination and Letter Agreement between the Purchaser and Company all of even date herewith. This Agreement may only be amended with the written consent of the parties hereto, or their successors or assigns, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

              e. Cooperation. Purchaser agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

           11. California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               SPINE WAVE, INC.


                               By:  /s/ Mark LoGuidice
                                    --------------------------------------------
                                    Mark LoGuidice,
                                    President and Chief Executive Officer

                    Address:   12230 El Camino Real, Suite 300
                               San Diego, California 92130



                               PURCHASER

                               Protein Polymer Technologies, Inc.


                               /s/J. Thomas Parmeter
                                    --------------------------------------------
                                    J. Thomas Parmeter
                                    President and Chief Executive Officer

                    Address:   10655 Sorrento Valley Road
                               San Diego, California 92121


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A
                                    ---------

                                   [AMENDMENT]

                                    EXHIBIT B
                                    ---------

                  CERTIFICATE OF ACKNOWLEDGEMENT OF TERMINATION
                               OF VOTING AGREEMENT

               The undersigned parties to that certain Voting Agreement dated as of April 12, 2001, as amended through the date hereof (the "Voting Agreement"), by and among Spine Wave, Inc., Protein Polymer Technologies, Inc. and Windamere Venture Partners, LLC, hereby acknowledge and consent to the following:

                      Pursuant to Sections 5 and 7 of the Voting Agreement, effective as of the effective date of this Certificate of Acknowledgement of Termination of Voting Agreement, the Voting Agreement is hereby terminated in its entirety for all time, is of no further force and effect and no party thereto shall have any remaining rights or obligations thereunder.

               This Certificate of Acknowledgement of Termination of Voting Agreement has been executed and is effective as of March __, 2002 and may be executed in more than one counterpart, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                            SPINE WAVE, INC.



                                            By:
                                               ---------------------------------
                                                   Mark LoGuidice,
                                                   President and Chief Executive
                                                   Officer



                                            PROTEIN POLYMER TECHNOLOGIES, INC.



                                            By:
                                               ---------------------------------
                                                   J. Thomas Parmeter,
                                                   President and Chief Executive
                                                   Officer



                                            WINDAMERE VENTURE PARTNERS, LLC



                                            By:
                                               ---------------------------------

                                            Its:
                                               ---------------------------------

                                    EXHIBIT C
                                    ---------

                                LETTER AGREEMENT



                                 March 21, 2002




Protein Polymer Technologies, Inc.
10655 Sorrento Valley Road
San Diego, CA  92121
Attn:  J. Thomas Parmeter, President and Chief Executive Officer

        Re:    License Agreement.

Dear Mr. Parmeter:

        This letter agreement (the "Letter Agreement") sets forth our understanding regarding the treatment of a certain termination provision under that certain License Agreement dated as of April 12, 2001, as amended, by and between Spine Wave, Inc. ("Spine Wave") and Protein Polymer Technologies, Inc. ("PPTI"). This Letter Agreement is being entered into in connection with and as consideration under the Stock Purchase and Vesting Agreement of even date herewith between Spine Wave and PPTI.

        1. Termination of License Agreement. Notwithstanding the provisions of
Section 9.2(b) of the License Agreement, and subject to the limitation set forth in the following sentence, Spine Wave and PPTI hereby agree that if Spine Wave has not closed its currently contemplated Series A Preferred Stock Financing on or before April 12, 2002, PPTI shall not, at any time prior to May 12, 2002, exercise its right to terminate the License Agreement pursuant to Section 9.2(b) thereof if and provided that Spine Wave has paid to PPTI all payments due and payable as of April 1, 2002 under that certain Supply and Services Agreement dated as of April 12, 2001, as amended through the date hereof.

        2. License Agreement. Except as otherwise modified in this Letter Agreement, the License Agreement and the terms and conditions therein remain unchanged and in full force and effect.

        3. Amendments and Waivers. Any term of this Letter Agreement may be amended and the observance of any term of this Letter Agreement may be waived only with the written consent of Spine Wave and PPTI.

        4. Counterparts. This Letter Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5. Governing Law. This Letter Agreement shall be construed and the rights of the parties shall be determined in accordance with the substantive laws of the State of California, without regard to its conflict of laws principles.



                                Very truly yours,

                                SPINE WAVE, INC.



                                By:
                                     -------------------------------------------
                                     Mark LoGuidice,
                                     President and Chief Executive Officer


AGREED AND ACCEPTED:

PROTEIN POLYMER TECHNOLOGIES, INC.


By:
    -------------------------------------
    J. Thomas Parmeter,
    President and Chief Executive Officer

                                    EXHIBIT D
                                    ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



           FOR VALUE RECEIVED, Protein Polymer Technologies,  Inc. hereby sells,

assigns and transfers unto _____________________________, ______________________

(__) shares of the Common Stock of Spine Wave, Inc., standing in its name on the books of said  corporation  represented  by  Certificate  No.  herewith and does

hereby  irrevocably  constitute  and  appoint  __________________   attorney  to

transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: _________________, _____.


                               Protein Polymer Technologies, Inc.



                               _________________________________________________
                               By:
                               Its:

           This Assignment Separate from Certificate was executed in conjunction with the terms of a Stock  Purchase  Agreement  between the above  assignor  and

Spine Wave, Inc. dated March__, 2002.

                                    EXHIBIT E
                                    ---------

                                   MILESTONES **



**   Material is confidential and has been omitted and filed separately with the
Securities and Exchange Commission.

                                   APPENDIX A
                                   ----------

1. Completion of all Acute Toxicity testing and reports (see Pre-clinical Tests below)
2. Completion of all Chronic Testing with ninety (90) day report (see Pre-clinical Tests below)
3. Characterization of the Master Cell Bank for the protein selected for the IDN
4. Characterization of the protein selected for the IDN
5. Characterization of the specified IDN material
6. Qualification of the protein manufacturing process for submission of an investigational device exemption application for a pilot clinical study of the IDN with the FDA
7. Successful results, in the Company's reasonable judgment, from the mechanical testing

                               Preclinical Tests*

Acute Tests

--------------------------------------------------------------------------------
Test                Article Form       Animal Model       Follow up
--------------------------------------------------------------------------------
Cytotoxicity        MEM extract        In-vitro L929      48 hours
--------------------------------------------------------------------------------
Sensitization       Saline/CSO         Guinea pig         22 days
                    extracts
--------------------------------------------------------------------------------
Intracutaneous      Saline/CSO         Rabbit             7 days
reactivity          extracts
--------------------------------------------------------------------------------
Systemic            Saline/CSO         Mouse              72 hours
toxicity            extracts
--------------------------------------------------------------------------------
Pyrogenicity        Saline extract     In vitro           N/A
LAL Endotoxin
--------------------------------------------------------------------------------
Irritation          In-situ cured      Rabbit (muscle)    5 days
                    implant
--------------------------------------------------------------------------------
Genotoxicity -      Saline/DMSO        In vitro           N/A
Bacterial           extracts
reverse mutation
--------------------------------------------------------------------------------
Genotoxicity        Saline/DMSO        In vitro           N/A
Chromosome          extracts
aberration
--------------------------------------------------------------------------------
Genotoxicity        Saline/DMSO        In vitro           N/A
Micronucleus        extracts
test
--------------------------------------------------------------------------------


Chronic Tests

--------------------------------------------------------------------------------
Test                Article Form       Animal Model       Follow up
--------------------------------------------------------------------------------
Subchronic          In-situ cured      Rabbit (peri-      30 days
Neural toxicity     implant            sciatic nerve
                                       injection)
--------------------------------------------------------------------------------
Implantation        In-situ cured      Sheep              90 day interim
                    implant            intradiscal        1 year total
                                       injection
--------------------------------------------------------------------------------
Chronic toxicity    In-situ cured      Rabbit             7 days
                    implant
--------------------------------------------------------------------------------

* The tests required are subject to change based on feedback from the FDA.